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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                January 12, 2000




                               USA NETWORKS, INC.

        (Exact Name of Registration business as Specified in Its Charter)

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


          Delaware                          0-20570                      59-2712887
(State or other Jurisdiction of                                       (I.R.S. Employer
       incorporation)                (Commission File Number)      Identification Number)

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                 152 West 57th Street, New York, New York 10019
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 314-7300
               (Registrant's telephone number including area code)










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Item 5.  Other Events.

         On January 12, 2000, USA Networks, Inc. announced that it had entered into a definitive agreement to acquire Precision Response Corporation. The press release announcing the acquisition is attached hereto as
         Exhibit 99.1 and is incorporated herein by reference.

Item 7(c).  Exhibits.

         99.1 Joint press release issued by USA Networks, Inc. and Precision Response Corporation on January 12, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:  January 13, 2000

                                        USA NETWORKS, INC.



                                        By:      /s/ Thomas J. Kuhn
                                                 -----------------------------
                                                 Name:  Thomas J. Kuhn
                                                 Title:  Senior Vice President
                                                 and General Counsel


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                                  EXHIBIT INDEX

99.1 Joint Press release issued by USA Networks, Inc. and Precision Response Corporation on January 12, 2000.